Segment Reporting	3 Months Ended
Sep. 30, 2019
Segment Reporting [Abstract]
Segment Reporting

Note 15 - Segment Reporting

The Company has identified two reportable segments due to the merger that occurred on June 22, 2018: Technology and Entertainment.

The Technology segment sells interactive learning technology hardware and software that allows the presenter and participant to engage in a fully collaborative instructional environment. Galaxy’s products include Galaxy’s own private-label interactive touch screen panel as well as numerous other national and international branded peripheral and communication devices.

The Entertainment segment owns and operates Georgetown 14 Cinemas, a fourteen-theater movie complex located in Indianapolis, Indiana. Entertainment generates revenues from movie ticket sales and concessions. As disclosed in Note 12, the Entertainment segment was sold effective February 6, 2019 to an entity owned by former majority shareholders of FLCR.

The following table represents a summary of operating information for the three months ended September 30, 2018:

Revenues	Technology	Entertainment
Technology	$ 502,664	$ -
Entertainment	-	216,755

Cost of Sales
Technology	407,351	-
Entertainment	-	71,558

Gross Profit	95,313	145,197

General and Administrative Expenses
Technology	650,067	-
Entertainment	-	213,527

Other Income (Expense)
Technology	(9,764)	-
Entertainment	-	1,395

Net Loss	$ (564,518)	$ (66,935)

As the Entertainment segment was sold in February 2019, there was no operating activities relative to this segment for the three months ended September 30, 2019.